Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On February 16th, 2023, the Company, sold a portion of its Heineken Investment in the total amount of EUR 3,200 million in an all cash transaction. Following the completion of the sale, FEMSA's economic interest decrease from 14.76% to 8.13%. As a result, FEMSA-appointed directors resigned from the Heineken Boards, and the Company lost its significance influence over this investment.

On February 24th, 2023, the Company issued debt on the Frankfurt Stock Exchange (FWB) in the amount of EUR 500 million which was made up of senior unsecured Exchangeable Bonds (EB) due 2026; with a fixed interest rate of 2.625% per annum payable annually. The aggregate principal amount of the EB will be repayable with Heineken Holding N.V. shares or cash, considering an initial exchange price of EUR 95.625, being a premium of 27.5%, to EUR 75.00, being the clearing price of each share. As of the issuance date, the initial exchange option shall be comprised of 5,228,758 shares.

On March 20, 2023, the Company completed a tender offer to purchase for cash its 3.500% Senior Notes due 2050 and 4.375% Senior Notes due 2043 denominated in US dollars, and its 0.500% Senior Notes due 2028 and 1.000% Senior Notes due 2023 denominated in Euros. As a result of this offer, the Company acquired Euro and U.S.-dollar denominated bonds totaling approximately €666 million Euros and US$ 1,090 million. The purpose of the tender offer was to reduce its indebtedness.

In November, 2022, the Company reached an agreement to acquire the remaining 85.18% shares of Net Pay, S.A.P.I. de C.V., a payment solutions company. The transaction was subject to antitrust approvals in Mexico and closed on March 31, 2023. The closing of the transaction results in 100% ownership of the company.

On 9 March 2023, HEINEKEN obtained the final regulatory approval of its offer to acquire control of Distell Group Holdings Limited (Distell). These approvals pave the way for HEINEKEN to acquire control of Distell and Namibia Breweries Limited (‘NBL’), which were to be combined with HEINEKEN South Africa (‘HSA’) into a new HEINEKEN majority-owned business (Newco). HEINEKEN’s total investment in Newco will be approximately €2.4 billion, in return for a 65% shareholding. The investment comprises a cash-pay-out and the contribution of its currently owned assets.
On the same day, HEINEKEN placed €2 billion of Notes and the proceeds from the Notes issuance will be used for general corporate purposes, including the financing of acquisitions.